Exhibit 99.2

Cano Health Announces Separation of Chairman and CEO Roles

Solomon Trujillo appointed non-executive Chairman

Dr. Marlow Hernandez to remain CEO and Board Member

MIAMI, April 17, 2023 – Cano Health, Inc. (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today announced that it has separated the roles of Chairman and Chief Executive Officer and appointed Solomon Trujillo, the Company’s lead independent director, as the non-executive chairman of the Company’s Board of Directors, effective immediately. The change will enable Dr. Marlow Hernandez to focus his attention on his role as Chief Executive Officer, in addition to his remaining a director.

“The promise of Cano Health to reshape healthcare with better outcomes at lower costs is more powerful and timely than ever. Our Board and management team are committed to long-term shareholder value creation by capitalizing on the strong foundation we have built and the tremendous opportunities in front of us,” Mr. Trujillo said. “To that end, we are intently focused on implementing decisive actions to successfully improve the Company’s free cash flow and deliver greater value to our stakeholders. The Board determined that separating the roles of Chairman and CEO at this pivotal time for Cano Health will enable our CEO, Dr. Marlow Hernandez, to focus his full attention on executing our operating plan, while enhancing the Company’s governance structure and Board oversight.”

Mr. Trujillo continued: “Our directors collectively have deep experience in healthcare, operations, and other critical and relevant disciplines; and they are committed to sound governance and management accountability. We are working closely with Dr. Hernandez and his team to execute our disciplined near-term action plan, and deliver enhanced performance in pursuit of better long-term outcomes for our shareholders.”

Mr. Trujillo is a global business executive who has served as chief executive officer of three large market-cap global companies, known as a transformative and innovative leader. Over the course of his decades-long career, he led Telstra, Orange, and US West as CEO.

Mr. Trujillo has nearly 40 years of service on boards of directors across the globe, including some of the world’s most respected companies. He has served on the boards of PepsiCo, Bank of America, Target, EDS, Orange, Telstra, Gannett, WPP, US West, and Soufun (China). In addition to serving as Cano Health’s lead independent director since it became a public company in 2021, he is currently a member of the board of Western Union, a global financial services company.

Mr. Trujillo chairs the Trujillo Group, LLC, investing in private companies domestically and internationally. He served as a trade policy advisor to both the Clinton and George W. Bush administrations and remains active in public policy issues related to trade, productivity, innovation, and economic development.

Mr. Trujillo has received numerous accolades for his corporate leadership and results, including a Top 100 Directors award from the National Association of Corporate Directors; the Ronald H. Brown Corporate Bridge Builder Award for creating opportunities for women and minorities, awarded by President Bill Clinton; the National Hero of the Year award from the United States Hispanic Leadership Institute; and inclusion on Bloomberg’s list of 100 Most Influential Latinos of 2022.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statements include, without limitation, our anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, our anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our belief in the promise of Cano Health to reshape healthcare with better outcomes at lower costs being more powerful and timely than ever; (ii) our being committed to long-term shareholder value creation by capitalizing on the strong foundation we have built and the tremendous opportunities in front of us; (iii) our being intently focused on implementing decisive actions to successfully improve the Company’s free cash flow and deliver greater value to our stakeholders; (iv) our Board sharing a vision of future success; and (v) our being committed to working closely with Dr. Hernandez and his team to execute our disciplined near-term action plan, and demonstrate consistently enhanced performance in pursuit of better long-term outcomes for our shareholders. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to: (i) effectuate long-term value creation, such as due to less than anticipated capacity utilization at its medical centers, higher than expected costs and expenses and/or less than anticipated growth in revenues, Adjusted EBITDA margins and/or cash flows; (ii) successfully improve the Company’s free cash flow and deliver greater value to our stakeholders, such as due to a broad recessionary economic environment, higher interest rates and/or a higher inflationary environment and/or (iii) effectuate better long-term outcomes for our shareholders, such as due to less than anticipated sources of liquidity, delays in or the Company’s inability to completing non-core asset sales, in whole or in part, unanticipated demands on its available sources of cash and/or tightness in the credit or M&A markets. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this release. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this release.

Media Contact

Kekst CNC

Anntal Silver / Nick Capuano

anntal.silver@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com

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